                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2002
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                              SPORTING MAGIC, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                            0-25247                95-4675095
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      (State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)                   File Number)        Identification No.)

             7625 Hamilton Park Drive, Chattanooga, Tennessee 37421
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 423-296-8213
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         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.

            Pursuant  to the  terms of an  Agreement  and Plan of  Merger,  (the
"Merger  Agreement"),  dated as of March 1, 2002 and as amended on May 16, 2002, by and among Sporting Magic, Inc., a Delaware  corporation (the "Company"),  CMJ
Acquisition  Corp.  ("Merger  Sub"),  a Delaware  corporation  and  wholly-owned subsidiary of the Company, CMJ Ventures, Inc., a Florida corporation ("CMJ") and
Sean  Garber,   Lisa  Garber  and  Mark  Carter,  who  comprised  all  of  CMJ's stockholders (the "CMJ  Stockholders"),  Merger Sub was merged with and into CMJ
(the "Merger")  effective as of June 1, 2002 (the "Effective Time"). As a result of the Merger, CMJ became a wholly-owned subsidiary of the Company.

            At the Effective Time, each  outstanding  share of CMJ common stock,
$1.00 par value per share,  was converted  into the right to receive  2,545.4545 shares of common stock,  $.001 par value per share,  of the Company.  A total of
1,400,000  shares of Company  common  stock were issued to the CMJ  Stockholders pursuant to the Merger.

            The amount of the  consideration  paid in the Merger was  determined through arms-length negotiations between representatives of the Company and CMJ.
Prior to the date of the Merger Agreement, CMJ was a customer of Next Marketing,
Inc., a wholly owned  subsidiary of the Company.  In connection with the Merger, the Company entered into an employment agreement with Sean Garber, the president and chief executive officer of CMJ immediately prior to the Effective Date.

            Prior to the Merger,  CMJ was a privately  held company that focused on the design,  manufacture and distribution of licensed  promotional  products.
The Company expects to continue the operations of CMJ.

Item 7.     Financial Statements and Exhibits.

(a)     Financial Statement of Business Acquired.

        It is impracticable to provide the financial  information required under this Item as of the date  this  Current  Report  on Form 8-K must be filed.  The required financial  statements will be filed as an amendment to this Form 8-K as soon as  practicable,  but not later  than 60 days  after the date this  Current
Report on Form 8-K must be filed.

(b)     Pro Forma Financial Statements

        It is  impracticable  to  provide  the pro forma  financial  information required  under this Item as of the date this Current Report on Form 8-K must be filed.  The  required  pro  forma  financial  information  will be  filed  as an amendment  to this Form 8-K as soon as  practicable,  but not later than 60 days after the date of this Current Report on Form 8-K must be filed.

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(c)     Exhibits

        2.1        Agreement  and Plan of Merger,  dated as of March 1, 2001, by and among Sporting Magic,  Inc., CMJ Acquisition  Corp.,  CMJ
                   Ventures, Inc., Sean Garber, Lisa Garber and Mark Carter.

        2.2        Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16,  2002,  by and among  Sporting  Magic,  Inc.,  CMJ
                   Acquisition  Corp.,  CMJ Ventures,  Inc.,  Sean Garber,  Lisa
                   Garber and Mark Carter.

       99.1        Press  Release  issued by  Sporting  Magic,  Inc. on June 17,
                   2002.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2002                        SPORTING MAGIC, INC.

                                            By: /s/ Dan Cooke
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                                                Dan Cooke, President